Gains (Losses) Related to Cash Flow Hedges (Detail) - Designated Hedge Derivatives - Foreign Exchange Contracts - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014	Jun. 30, 2013
Effective Portion
Gains recognized in OCI (net of tax effects of $35, $2 and $54)	$ 1,152	$ 63	$ 101
Gains reclassified from AOCI into revenue	608	104	195
Amount Excluded from Effectiveness Assessment and Ineffective Portion
Losses recognized in other income (expense), net	$ (346)	$ (239)	$ (168)